First Quarter 2025
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Selected Balance Sheet Data
Cash and cash equivalents	$794,706	$1,042,488	$951,750	$800,902	$870,730
Investment securities, at fair value	1,580,720	1,538,008	1,567,922	1,482,379	1,464,682
Loans held for sale	172,770	126,760	103,145	106,875	82,704
Loans HFI	9,771,536	9,602,384	9,478,129	9,309,553	9,288,909
Allowance for credit losses on loans HFI	(150,531)	(151,942)	(156,260)	(155,055)	(151,667)
Total assets	13,136,449	13,157,482	12,920,222	12,535,169	12,548,320
Interest-bearing deposits (non-brokered)	8,623,636	8,625,113	8,230,867	8,130,704	8,191,962
Brokered deposits	414,428	469,089	519,200	150,113	130,845
Noninterest-bearing deposits	2,163,934	2,116,232	2,226,144	2,187,185	2,182,121
Total deposits	11,201,998	11,210,434	10,976,211	10,468,002	10,504,928
Borrowings	168,944	176,789	182,107	360,944	360,821
Allowance for credit losses on unfunded commitments	6,493	6,107	6,042	5,984	7,700
Total common shareholders' equity	1,601,962	1,567,538	1,562,329	1,500,502	1,479,526
Selected Statement of Income Data
Total interest income	$179,706	$186,369	$185,628	$177,413	$176,128
Total interest expense	72,065	77,988	79,611	74,798	76,638
Net interest income	107,641	108,381	106,017	102,615	99,490
Total noninterest income (loss)	23,032	21,997	(16,497)	25,608	7,962
Total noninterest expense	79,549	73,174	76,212	75,093	72,420
Earnings before income taxes and provisions for credit losses	51,124	57,204	13,308	53,130	35,032
Provisions for credit losses	2,292	7,084	1,914	2,224	782
Income tax expense	9,471	12,226	1,174	10,919	6,300
Net income applicable to noncontrolling interest	—	8	—	8	—
Net income applicable to FB Financial Corporation	$39,361	$37,886	$10,220	$39,979	$27,950
Net interest income (tax-equivalent basis)	$108,427	$109,004	$106,634	$103,254	$100,199
Adjusted net income*	$40,108	$39,835	$40,132	$39,424	$39,890
Adjusted pre-tax, pre-provision net revenue*	$52,134	$59,829	$53,762	$52,369	$51,180
Per Common Share
Diluted net income	$0.84	$0.81	$0.22	$0.85	$0.59
Adjusted diluted net income*	0.85	0.85	0.86	0.84	0.85
Book value	34.44	33.59	33.48	32.17	31.55
Tangible book value*	29.12	28.27	28.15	26.82	26.21
Weighted average number of shares outstanding - fully diluted	47,024,211	46,862,935	46,803,330	46,845,143	46,998,873
Period-end number of shares	46,514,547	46,663,120	46,658,019	46,642,958	46,897,378
Selected Ratios
Return on average:
Assets	1.21%	1.14%	0.32%	1.30%	0.89%
Shareholders’ equity	10.1%	9.63%	2.67%	10.9%	7.70%
Tangible common equity*	11.9%	11.5%	3.19%	13.1%	9.29%
Efficiency ratio	60.9%	56.1%	85.1%	58.6%	67.4%
Core efficiency ratio (tax-equivalent basis)*	59.9%	54.6%	58.4%	58.3%	58.1%
Loans HFI to deposit ratio	87.2%	85.7%	86.4%	88.9%	88.4%
Noninterest-bearing deposits to total deposits	19.3%	18.9%	20.3%	20.9%	20.8%
Net interest margin (NIM) (tax-equivalent basis)	3.55%	3.50%	3.55%	3.57%	3.42%
Yield on interest-earning assets	5.91%	6.01%	6.20%	6.16%	6.03%
Cost of interest-bearing liabilities	3.16%	3.40%	3.63%	3.56%	3.56%
Cost of total deposits	2.54%	2.70%	2.83%	2.77%	2.76%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.54%	1.58%	1.65%	1.67%	1.63%
Annualized net charge-offs as a percentage of average loans HFI	0.14%	0.47%	0.03%	0.02%	0.02%
Nonperforming loans HFI as a percentage of loans HFI	0.79%	0.87%	0.96%	0.79%	0.73%
Nonperforming assets as a percentage of total assets	0.84%	0.93%	0.99%	0.81%	0.75%
Preliminary Capital Ratios (consolidated)
Total common shareholders’ equity to assets	12.2%	11.9%	12.1%	12.0%	11.8%
Tangible common equity to tangible assets*	10.5%	10.2%	10.4%	10.2%	9.99%
Tier 1 leverage	11.4%	11.3%	11.5%	11.7%	11.3%
Tier 1 risk-based capital	13.1%	13.1%	13.0%	13.0%	12.8%
Total risk-based capital	15.2%	15.2%	15.1%	15.1%	15.0%
Common equity Tier 1	12.8%	12.8%	12.7%	12.7%	12.6%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Mar 2025	Mar 2025
						vs.	vs.
	Three Months Ended					Dec 2024	Mar 2024
	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$153,185	$156,792	$158,625	$155,379	$155,606	(2.30)%	(1.56)%
Interest on investment securities
Taxable	14,471	15,043	13,943	11,966	9,105	(3.80)%	58.9%
Tax-exempt	1,033	1,035	1,104	1,168	1,442	(0.19)%	(28.4)%
Other	11,017	13,499	11,956	8,900	9,975	(18.4)%	10.4%
Total interest income	179,706	186,369	185,628	177,413	176,128	(3.58)%	2.03%
Interest expense:
Deposits	70,249	76,131	76,088	71,501	72,625	(7.73)%	(3.27)%
Borrowings	1,816	1,857	3,523	3,297	4,013	(2.21)%	(54.7)%
Total interest expense	72,065	77,988	79,611	74,798	76,638	(7.59)%	(5.97)%
Net interest income	107,641	108,381	106,017	102,615	99,490	(0.68)%	8.19%
Provision for credit losses on loans HFI	1,906	7,019	1,856	3,940	1,852	(72.8)%	2.92%
Provision for (reversal of) credit losses on unfunded commitments	386	65	58	(1,716)	(1,070)	493.8%	(136.1)%
Net interest income after provisions for credit losses	105,349	101,297	104,103	100,391	98,708	4.00%	6.73%
Noninterest income:
Mortgage banking income	12,426	10,586	11,553	11,910	12,585	17.4%	(1.26)%
Investment services and trust income	3,711	3,853	3,721	3,387	3,230	(3.69)%	14.9%
Service charges on deposit accounts	3,479	3,548	3,378	3,167	3,141	(1.94)%	10.8%
ATM and interchange fees	2,677	2,867	2,840	2,814	2,944	(6.63)%	(9.07)%
Gain (loss) from securities, net	16	—	(40,165)	—	(16,213)	100.0%	(100.1)%
(Loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(625)	(2,162)	(289)	(281)	565	(71.1)%	(210.6)%
Other income	1,348	3,305	2,465	4,611	1,710	(59.2)%	(21.2)%
Total noninterest income (loss)	23,032	21,997	(16,497)	25,608	7,962	4.71%	189.3%
Total revenue	130,673	130,378	89,520	128,223	107,452	0.23%	21.6%
Noninterest expenses:
Salaries, commissions and employee benefits	48,351	45,432	47,538	46,225	44,618	6.42%	8.37%
Occupancy and equipment expense	6,597	6,668	6,640	6,328	6,614	(1.06)%	(0.26)%
Advertising	2,487	2,030	1,947	1,859	1,171	22.5%	112.4%
Data processing	2,313	2,462	2,486	2,286	2,408	(6.05)%	(3.95)%
Legal and professional fees	1,992	1,881	1,900	1,979	1,919	5.90%	3.80%
Amortization of core deposits and other intangibles	656	687	719	752	789	(4.51)%	(16.9)%
Merger and integration costs	401	—	—	—	—	100.0%	—%
Other expense	16,752	14,014	14,982	15,664	14,901	19.5%	12.4%
Total noninterest expense	79,549	73,174	76,212	75,093	72,420	8.71%	9.84%
Income before income taxes	48,832	50,120	11,394	50,906	34,250	(2.57)%	42.6%
Income tax expense	9,471	12,226	1,174	10,919	6,300	(22.5)%	50.3%
Net income applicable to FB Financial Corporation and noncontrolling interest	39,361	37,894	10,220	39,987	27,950	3.9%	40.8%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income applicable to FB Financial Corporation	$39,361	$37,886	$10,220	$39,979	$27,950	3.9%	40.8%
Weighted average common shares outstanding:
Basic	46,674,698	46,662,772	46,650,563	46,762,488	46,874,882	0.03%	(0.43)%
Fully diluted	47,024,211	46,862,935	46,803,330	46,845,143	46,998,873	0.34%	0.05%
Earnings per common share:
Basic	$0.84	$0.81	$0.22	$0.85	$0.60	3.70%	40.0%
Fully diluted	0.84	0.81	0.22	0.85	0.59	3.70%	42.4%
Fully diluted - adjusted*	0.85	0.85	0.86	0.84	0.85	—%	—%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.

FB Financial Corporation	5

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Mar 2025	Mar 2025
						vs.	vs.
	As of					Dec 2024	Mar 2024
	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Percent variance	Percent variance
ASSETS
Cash and due from banks	$149,607	$120,153	$126,470	$192,571	$124,772	99.4%	19.9%
Federal funds sold and reverse repurchase agreements	109,982	125,825	97,299	91,909	100,785	(51.1)%	9.13%
Interest-bearing deposits in financial institutions	535,117	796,510	727,981	516,422	645,173	(133.1)%	(17.1)%
Cash and cash equivalents	794,706	1,042,488	951,750	800,902	870,730	(96.4)%	(8.73)%
Investments:
Available-for-sale debt securities, at fair value	1,580,720	1,538,008	1,567,922	1,482,379	1,464,682	11.3%	7.92%
Federal Home Loan Bank stock, at cost	32,234	32,749	32,859	33,030	33,948	(6.38)%	(5.05)%
Loans held for sale	172,770	126,760	103,145	106,875	82,704	147.2%	108.9%
Loans held for investment	9,771,536	9,602,384	9,478,129	9,309,553	9,288,909	7.14%	5.20%
Less: allowance for credit losses on loans HFI	150,531	151,942	156,260	155,055	151,667	(3.77)%	(0.75)%
Net loans held for investment	9,621,005	9,450,442	9,321,869	9,154,498	9,137,242	7.32%	5.29%
Premises and equipment, net	146,272	148,899	152,572	154,731	155,271	(7.16)%	(5.80)%
Other real estate owned, net	3,326	4,409	3,779	4,173	3,613	(99.6)%	(7.94)%
Operating lease right-of-use assets	47,381	47,963	47,346	49,123	51,421	(4.92)%	(7.86)%
Interest receivable	51,268	49,611	52,228	52,781	53,506	13.5%	(4.18)%
Mortgage servicing rights, at fair value	156,379	162,038	157,097	164,505	165,674	(14.2)%	(5.61)%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	5,106	5,762	6,449	7,168	7,920	(46.2)%	(35.5)%
Bank-owned life insurance	72,400	72,504	72,167	71,930	76,574	(0.58)%	(5.45)%
Other assets	210,321	233,288	208,478	210,513	202,474	(39.9)%	3.88%
Total assets	$13,136,449	$13,157,482	$12,920,222	$12,535,169	$12,548,320	(0.65)%	4.69%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,163,934	$2,116,232	$2,226,144	$2,187,185	$2,182,121	9.14%	(0.83)%
Interest-bearing checking	2,776,958	2,906,425	2,754,253	2,628,554	2,421,487	(18.1)%	14.7%
Money market and savings	4,482,908	4,338,483	4,098,496	4,157,968	4,298,938	13.5%	4.28%
Customer time deposits	1,363,770	1,380,205	1,378,118	1,343,934	1,471,190	(4.83)%	(7.30)%
Brokered and internet time deposits	414,428	469,089	519,200	150,361	131,192	(47.3)%	215.9%
Total deposits	11,201,998	11,210,434	10,976,211	10,468,002	10,504,928	(0.31)%	6.64%
Borrowings	168,944	176,789	182,107	360,944	360,821	(18.0)%	(53.2)%
Operating lease liabilities	59,174	60,024	59,584	61,932	64,562	(5.74)%	(8.35)%
Accrued expenses and other liabilities	104,278	142,604	139,898	143,696	138,390	(109.0)%	(24.6)%
Total liabilities	11,534,394	11,589,851	11,357,800	11,034,574	11,068,701	(1.94)%	4.21%
Shareholders’ equity:
Common stock, $1 par value	46,515	46,663	46,658	46,643	46,897	(1.29)%	(0.81)%
Additional paid-in capital	854,715	860,266	858,106	855,391	866,803	(2.62)%	(1.39)%
Retained earnings	792,685	762,293	732,435	730,242	698,310	16.2%	13.5%
Accumulated other comprehensive loss, net	(91,953)	(101,684)	(74,870)	(131,774)	(132,484)	(38.8)%	(30.6)%
Total common shareholders’ equity	1,601,962	1,567,538	1,562,329	1,500,502	1,479,526	8.91%	8.28%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,602,055	1,567,631	1,562,422	1,500,595	1,479,619	8.91%	8.27%
Total liabilities and shareholders’ equity	$13,136,449	$13,157,482	$12,920,222	$12,535,169	$12,548,320	(0.65)%	4.69%

FB Financial Corporation	6

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31, 2025			December 31, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,621,057	$152,174	6.41%	$9,522,996	$155,897	6.51%
Mortgage loans held for sale	93,944	1,433	6.19%	71,569	1,153	6.41%
Investment securities:
Taxable	1,541,868	14,471	3.81%	1,523,297	15,043	3.93%
Tax-exempt(b)	167,958	1,397	3.37%	168,284	1,400	3.31%
Total investment securities(b)	1,709,826	15,868	3.76%	1,691,581	16,443	3.87%
Federal funds sold and reverse repurchase agreements	123,390	1,374	4.52%	112,388	1,393	4.93%
Interest-bearing deposits with other financial institutions	811,216	8,902	4.45%	943,638	11,361	4.79%
FHLB stock	32,493	741	9.25%	32,773	745	9.04%
Total interest-earning assets(b)	12,391,926	180,492	5.91%	12,374,945	186,992	6.01%
Noninterest-earning assets:
Cash and due from banks	123,158			117,819
Allowance for credit losses on loans HFI	(152,234)			(155,022)
Other assets(c)(d)	844,119			856,453
Total noninterest-earning assets	815,043			819,250
Total assets	$13,206,969			$13,194,195
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,840,211	$18,267	2.61%	$2,837,092	$20,957	2.94%
Money market	4,083,754	34,360	3.41%	3,880,258	35,044	3.59%
Savings deposits	353,865	66	0.08%	349,912	62	0.07%
Customer time deposits	1,373,045	12,702	3.75%	1,402,300	14,114	4.00%
Brokered and internet time deposits	443,923	4,854	4.43%	518,337	5,954	4.57%
Time deposits	1,816,968	17,556	3.92%	1,920,637	20,068	4.16%
Total interest-bearing deposits	9,094,798	70,249	3.13%	8,987,899	76,131	3.37%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	11,046	6	0.22%	14,791	16	0.43%
Subordinated debt	130,755	1,804	5.60%	130,658	1,837	5.59%
Other borrowings	1,220	6	1.99%	1,245	4	1.28%
Total other interest-bearing liabilities	143,021	1,816	5.15%	146,694	1,857	5.04%
Total interest-bearing liabilities	9,237,819	72,065	3.16%	9,134,593	77,988	3.40%
Noninterest-bearing liabilities:
Demand deposits	2,134,924			2,241,492
Other liabilities(d)	250,175			253,514
Total noninterest-bearing liabilities	2,385,099			2,495,006
Total liabilities	11,622,918			11,629,599
Total common shareholders’ equity	1,583,958			1,564,503
Noncontrolling interest	93			93
Total equity	1,584,051			1,564,596
Total liabilities and shareholders’ equity	$13,206,969			$13,194,195
Net interest income(b)		$108,427			$109,004
Interest rate spread(b)			2.75%			2.61%
Net interest margin(b)(e)			3.55%			3.50%
Cost of total deposits			2.54%			2.70%
Average interest-earning assets to average interest-bearing liabilities			134.1%			135.5%
Tax-equivalent adjustment		$786			$623
Loans HFI yield components:
Contractual interest rate(b)		$149,819	6.31%		$153,255	6.40%
Origination and other loan fee income		1,797	0.08%		1,859	0.08%
Accretion on purchased loans		2	—%		119	—%
Nonaccrual interest		556	0.02%		664	0.03%
Total loans HFI yield		$152,174	6.41%		$155,897	6.51%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $132,262 and $119,243 for the three months ended March 31, 2025 and December 31, 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $30,731 and 31,519 for the three months ended March 31, 2025 and December 31, 2024, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	September 30, 2024			June 30, 2024			March 31, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,362,937	$157,751	6.70%	$9,263,822	$154,226	6.70%	$9,386,794	$154,956	6.64%
Mortgage loans held for sale	66,828	1,102	6.56%	80,919	1,380	6.86%	48,566	851	7.05%
Investment securities:
Taxable	1,487,200	13,943	3.73%	1,464,045	11,966	3.29%	1,399,237	9,105	2.62%
Tax-exempt(b)	181,465	1,493	3.27%	193,347	1,580	3.29%	241,379	1,950	3.25%
Total investment securities(b)	1,668,665	15,436	3.68%	1,657,392	13,546	3.29%	1,640,616	11,055	2.71%
Federal funds sold and reverse repurchase agreements	118,715	1,687	5.65%	108,097	1,497	5.57%	155,380	2,126	5.50%
Interest-bearing deposits with other financial institutions	701,666	9,519	5.40%	488,123	6,641	5.47%	530,390	7,066	5.36%
FHLB stock	32,919	750	9.06%	33,495	762	9.15%	34,051	783	9.25%
Total interest-earning assets(b)	11,951,730	186,245	6.20%	11,631,848	178,052	6.16%	11,795,797	176,837	6.03%
Noninterest-earning assets:
Cash and due from banks	131,308			124,729			167,732
Allowance for credit losses on loans HFI	(155,665)			(151,724)			(150,605)
Other assets(c)(d)	814,577			766,591			777,155
Total noninterest-earning assets	790,220			739,596			794,282
Total assets	$12,741,950			$12,371,444			$12,590,079
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,624,046	$20,998	3.18%	$2,500,325	$19,074	3.07%	$2,539,084	$19,016	3.01%
Money market	3,802,818	37,574	3.93%	3,779,139	36,887	3.93%	3,849,080	37,570	3.93%
Savings deposits	357,165	65	0.07%	369,779	64	0.07%	377,963	62	0.07%
Customer time deposits	1,349,986	13,479	3.97%	1,387,956	13,812	4.00%	1,457,377	14,124	3.90%
Brokered and internet time deposits	322,667	3,972	4.90%	123,003	1,664	5.44%	140,292	1,853	5.31%
Time deposits	1,672,653	17,451	4.15%	1,510,959	15,476	4.12%	1,597,669	15,977	4.02%
Total interest-bearing deposits	8,456,682	76,088	3.58%	8,160,202	71,501	3.52%	8,363,796	72,625	3.49%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	21,734	79	1.45%	24,680	122	1.99%	24,219	149	2.47%
Subordinated debt	130,561	1,900	5.79%	130,464	1,615	4.98%	129,718	2,286	7.09%
Other borrowings	125,616	1,544	4.89%	131,293	1,560	4.78%	131,318	1,578	4.83%
Total other interest-bearing liabilities	277,911	3,523	5.04%	286,437	3,297	4.63%	285,255	4,013	5.66%
Total interest-bearing liabilities	8,734,593	79,611	3.63%	8,446,639	74,798	3.56%	8,649,051	76,638	3.56%
Noninterest-bearing liabilities:
Demand deposits	2,241,512			2,222,005			2,227,175
Other liabilities(d)	242,155			229,426			253,024
Total noninterest-bearing liabilities	2,483,667			2,451,431			2,480,199
Total liabilities	11,218,260			10,898,070			11,129,250
Total common shareholders’ equity	1,523,597			1,473,281			1,460,736
Noncontrolling interest	93			93			93
Total equity	1,523,690			1,473,374			1,460,829
Total liabilities and shareholders’ equity	$12,741,950			$12,371,444			$12,590,079
Net interest income(b)		$106,634			$103,254			$100,199
Interest rate spread(b)			2.57%			2.60%			2.47%
Net interest margin(b)(e)			3.55%			3.57%			3.42%
Cost of total deposits			2.83%			2.77%			2.76%
Average interest-earning assets to average interest-bearing liabilities			136.8%			137.7%			136.4%
Tax-equivalent adjustment		$617			$639			$709
Loans HFI yield components:
Contractual interest rate(b)		$155,884	6.62%		$152,037	6.60%		$152,875	6.55%
Origination and other loan fee income		1,779	0.08%		1,291	0.06%		1,436	0.06%
(Amortization) accretion on purchased loans		(10)	—%		161	0.01%		387	0.02%
Nonaccrual interest		98	—%		737	0.03%		258	0.01%
Total loans HFI yield		$157,751	6.70%		$154,226	6.70%		$154,956	6.64%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $153,838, $198,073 and $194,091 for the three months ended September 30, 2024, June 30, 2024 and
March 31, 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $25,451, $20,750 and $20,750 for the three months ended September 30, 2024, June 30, 2024 and March 31, 2024, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Mar 2025		Dec 2024		Sep 2024		Jun 2024		Mar 2024
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$602,942	38%	$563,007	36%	$516,833	33%	$428,608	29%	$415,927	28%
Mortgage-backed securities - residential	816,556	52%	810,999	53%	879,589	56%	864,272	59%	826,214	57%
Mortgage-backed securities - commercial	14,828	1%	14,857	1%	16,289	1%	16,103	1%	16,615	1%
Municipal securities	145,396	9%	147,857	10%	154,229	10%	169,977	11%	171,672	12%
Treasury securities	—	—%	299	—%	—	—%	—	—%	30,857	2%
Corporate securities	998	—%	989	—%	982	—%	3,419	—%	3,397	—%
Total available-for-sale debt securities	1,580,720	100%	1,538,008	100%	1,567,922	100%	1,482,379	100%	1,464,682	100%
Investment securities to total assets	12.0%		11.7%		12.1%		11.8%		11.7%
Unrealized loss on available-for-sale debt securities	(128,173)		(141,389)		(105,157)		(182,208)		(183,598)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$794,706	53%	$1,042,488	63%	$951,750	65%	$800,902	57%	$870,730	63%
Unpledged available-for-sale debt securities	703,117	47%	600,965	37%	510,538	35%	612,756	43%	514,724	37%
Total on-balance sheet liquidity	$1,497,823	100%	$1,643,453	100%	$1,462,288	100%	$1,413,658	100%	$1,385,454	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,369,107	48%	$3,318,091	49%	$3,199,575	48%	$3,361,580	49%	$3,392,255	48%
FHLB remaining borrowing capacity	1,476,688	21%	1,397,905	21%	1,355,884	20%	1,294,743	19%	1,237,843	18%
Federal Reserve discount window	2,134,448	31%	2,053,541	30%	2,133,951	32%	2,230,338	32%	2,382,574	34%
Total available sources of liquidity	$6,980,243	100%	$6,769,537	100%	$6,689,410	100%	$6,886,661	100%	$7,012,672	100%

On-balance sheet liquidity as a percentage of total assets	11.4%		12.5%		11.3%		11.3%		11.0%
On-balance sheet liquidity as a percentage of total tangible assets*	11.6%		12.7%		11.5%		11.5%		11.3%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	283.4%		293.8%		245.4%		259.2%		268.1%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	9

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Mar 2025	% of Total	Dec 2024	% of Total	Sep 2024	% of Total	Jun 2024	% of Total	Mar 2024	% of Total
Loan portfolio
Commercial and industrial	$1,782,981	18%	$1,691,213	18%	$1,688,815	18%	$1,614,307	17%	$1,621,611	17%
Construction	1,022,299	10%	1,087,732	11%	1,079,726	11%	1,200,123	13%	1,268,883	14%
Residential real estate:
1-to-4 family mortgage	1,632,574	17%	1,616,754	17%	1,612,031	17%	1,584,029	17%	1,577,824	17%
Residential line of credit	613,868	6%	602,475	6%	591,049	6%	559,359	6%	549,306	6%
Multi-family mortgage	648,326	7%	653,769	7%	654,188	7%	597,039	6%	615,081	7%
Commercial real estate:
Owner-occupied	1,356,007	14%	1,357,568	14%	1,324,208	14%	1,274,705	14%	1,236,007	13%
Non-owner occupied	2,153,825	22%	2,099,129	22%	2,048,036	22%	2,035,102	22%	1,991,526	21%
Consumer and other	561,656	6%	493,744	5%	480,076	5%	444,889	5%	428,671	5%
Total loans HFI	$9,771,536	100%	$9,602,384	100%	$9,478,129	100%	$9,309,553	100%	$9,288,909	100%
Percentage of loans HFI portfolio with floating interest rates		49.7%		49.4%		49.2%		49.8%		49.0%
Percentage of loans HFI portfolio with floating interest rates that mature after one year		44.4%		43.5%		43.6%		43.4%		42.4%

Loans by market
Metropolitan	$8,045,289	82%	$7,934,549	82%	$7,795,075	82%	$7,668,893	82%	$7,668,330	83%
Community	538,819	6%	546,987	6%	565,194	6%	567,465	6%	599,557	6%
Specialty lending and other	1,187,428	12%	1,120,848	12%	1,117,860	12%	1,073,195	12%	1,021,022	11%
Total	$9,771,536	100%	$9,602,384	100%	$9,478,129	100%	$9,309,553	100%	$9,288,909	100%

Unfunded loan commitments
Commercial and industrial	$1,349,491	48%	$1,371,413	50%	$1,314,683	48%	$1,286,013	47%	$1,255,409	46%
Construction	540,992	19%	498,133	18%	510,157	19%	516,813	19%	590,575	21%
Residential real estate:
1-to-4 family mortgage	5,094	—%	7,299	—%	3,665	—%	5,597	—%	1,485	—%
Residential line of credit	743,413	27%	734,031	26%	735,928	27%	721,949	27%	702,939	25%
Multi-family mortgage	9,586	—%	12,044	—%	11,771	—%	12,526	—%	25,047	1%
Commercial real estate:
Owner-occupied	68,566	3%	78,856	3%	67,875	3%	77,498	3%	77,400	3%
Non-owner occupied	63,948	2%	54,898	2%	51,960	2%	73,178	3%	82,370	3%
Consumer and other	14,547	1%	13,431	1%	17,321	1%	29,103	1%	25,058	1%
Total unfunded loans HFI	$2,795,637	100%	$2,770,105	100%	$2,713,360	100%	$2,722,677	100%	$2,760,283	100%

FB Financial Corporation	10

Asset Quality
(Unaudited)
(Dollars in Thousands)
	As of or for the Three Months Ended
	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$151,942	$156,260	$155,055	$151,667	$150,326
Charge-offs	(3,893)	(12,010)	(915)	(913)	(927)
Recoveries	576	673	264	361	416
Provision for credit losses on loans HFI	1,906	7,019	1,856	3,940	1,852
Allowance for credit losses on loans HFI at the end of the period	$150,531	$151,942	$156,260	$155,055	$151,667
Charge-offs
Commercial and industrial	$(2,901)	$(10,921)	$(90)	$(26)	$(43)
Construction	—	(30)	—	—	(92)
Residential real estate:
1-to-4 family mortgage	(3)	(144)	(2)	(293)	—
Residential line of credit	—	—	(53)	—	(20)
Commercial real estate:
Owner occupied	(17)	—	—	—	—
Consumer and other	(972)	(915)	(770)	(594)	(772)
Total charge-offs	(3,893)	(12,010)	(915)	(913)	(927)
Recoveries
Commercial and industrial	42	371	23	20	14
Residential real estate:
1-to-4 family mortgage	9	9	9	10	56
Residential line of credit	—	—	18	—	—
Commercial real estate:
Owner occupied	21	5	12	188	40
Non-owner occupied	1	—	—	—	—
Consumer and other	503	288	202	143	306
Total recoveries	576	673	264	361	416
Net charge-offs	$(3,317)	$(11,337)	$(651)	$(552)	$(511)
Annualized net charge-offs as a percentage of average loans HFI	0.14%	0.47%	0.03%	0.02%	0.02%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$28,422	$24,347	$26,250	$17,058	$12,858
Nonaccrual loans	48,738	59,358	64,585	56,165	54,892
Total nonperforming loans HFI	77,160	83,705	90,835	73,223	67,750
Mortgage loans held for sale(a)	27,152	31,357	30,537	22,354	20,876
Other real estate owned	3,326	4,409	3,779	4,173	3,613
Other repossessed assets	2,791	2,444	2,182	1,720	1,834
Total nonperforming assets	$110,429	$121,915	$127,333	$101,470	$94,073
Total nonperforming loans HFI as a percentage of loans HFI	0.79%	0.87%	0.96%	0.79%	0.73%
Total nonperforming assets as a percentage of total assets	0.84%	0.93%	0.99%	0.81%	0.75%
Total nonaccrual loans as a percentage of loans HFI	0.50%	0.62%	0.68%	0.60%	0.59%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	11

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Mar 2025		Dec 2024		Sep 2024		Jun 2024		Mar 2024
Deposits by market
Metropolitan	$8,091,921	72%	$8,136,849	73%	$7,794,790	71%	$7,440,577	71%	$7,506,630	72%
Community	2,536,165	23%	2,471,052	22%	2,459,641	22%	2,499,574	24%	2,500,182	24%
Brokered/wholesale	414,428	4%	469,089	4%	519,200	5%	150,113	1%	130,845	1%
Escrow and other(a)	159,484	1%	133,444	1%	202,580	2%	377,738	4%	367,271	3%
Total	$11,201,998	100%	$11,210,434	100%	$10,976,211	100%	$10,468,002	100%	$10,504,928	100%

Deposits by customer segment
Consumer	$4,868,544	43%	$4,853,609	43%	$4,676,492	43%	$4,675,189	45%	$4,866,099	46%
Commercial	4,695,923	42%	4,802,105	43%	4,886,660	45%	4,270,924	41%	4,085,282	39%
Public	1,637,531	15%	1,554,720	14%	1,413,059	12%	1,521,889	14%	1,553,547	15%
Total	$11,201,998	100%	$11,210,434	100%	$10,976,211	100%	$10,468,002	100%	$10,504,928	100%

Estimated insured or collateralized deposits	$8,210,241		$8,346,796		$7,654,786		$7,265,975		$7,372,728

Estimated uninsured and uncollateralized deposits(b)	$2,991,757		$2,863,638		$3,321,425		$3,202,027		$3,132,200

Estimated uninsured and uncollateralized deposits as a % of total deposits(b)	26.7%		25.5%		30.3%		30.6%		29.8%
(a) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	12

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	March 31, 2025	December 31, 2024

Total Common Shareholders' Equity	$1,601,962	$1,567,538
Less:
Goodwill	242,561	242,561
Other intangibles	5,106	5,762
Tangible Common Equity	$1,354,295	$1,319,215

Total Assets	$13,136,449	$13,157,482
Less:
Goodwill	242,561	242,561
Other intangibles	5,106	5,762
Tangible Assets	$12,888,782	$12,909,159

Preliminary Total Risk-Weighted Assets	$11,452,717	$11,306,312

Total Common Equity to Total Assets	12.2%	11.9%
Tangible Common Equity to Tangible Assets*	10.5%	10.2%

	March 31, 2025	December 31, 2024
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,466,448	$1,450,722
Tier 1 Capital	1,496,448	1,480,722
Total Capital	1,739,703	1,721,941

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.8%	12.8%
Tier 1 Risk-Based	13.1%	13.1%
Total Risk-Based	15.2%	15.2%
Tier 1 Leverage	11.4%	11.3%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	13

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Banking segment
Interest income	$178,915	$186,219	$185,824	$177,570	$176,420
Interest expense	73,156	79,426	81,489	76,377	77,958
Net interest income	$105,759	$106,793	$104,335	$101,193	$98,462
Provisions for credit losses	2,189	7,133	1,861	2,432	838
Noninterest income (loss)	10,660	11,311	(28,370)	13,477	(4,794)
Salaries, commissions and employee benefits	41,469	38,289	39,938	38,793	37,790
Other noninterest expense	25,440	22,754	23,180	23,390	22,405
Pre-tax net contribution after allocations	$47,321	$49,928	$10,986	$50,055	$32,635
Total assets	$12,490,097	$12,554,435	$12,337,135	$11,947,550	$11,979,904
Efficiency ratio	57.5%	51.7%	83.3%	54.4%	64.4%
Core efficiency ratio*	56.5%	50.2%	54.1%	53.9%	54.4%
Mortgage segment
Interest income	$791	$150	$(196)	$(157)	$(292)
Interest expense	(1,091)	(1,438)	(1,878)	(1,579)	(1,320)
Net interest income	$1,882	$1,588	$1,682	$1,422	$1,028
Provisions for (reversals of) loan losses	103	(49)	53	(208)	(56)
Mortgage banking income	12,426	10,586	11,553	11,910	12,585
Other noninterest (loss) income	(54)	100	320	221	171
Salaries, commissions and employee benefits	6,882	7,143	7,600	7,432	6,828
Other noninterest expense	5,758	4,988	5,494	5,478	5,397
Pre-tax net contribution after allocations	$1,511	$192	$408	$851	$1,615
Total assets	$646,352	$603,047	$583,087	$587,619	$568,416
Efficiency ratio	88.7%	98.8%	96.6%	95.3%	88.7%
Core efficiency ratio*	87.9%	98.8%	96.7%	96.1%	89.1%
Interest rate lock commitments volume	$381,777	$315,891	$381,240	$385,197	$377,166
Interest rate lock commitments pipeline (period end)	$118,200	$65,687	$105,714	$108,694	$130,315
Mortgage loan sales	$222,805	$287,291	$327,269	$315,044	$243,461
Gains and fees from origination and sale of mortgage loans held for sale	$5,602	$7,788	$9,279	$8,934	$6,458
Net change in fair value of loans held for sale, derivatives, and other	2,816	(96)	(480)	(4)	1,821
Mortgage servicing income	7,077	7,305	7,244	7,316	7,347
Change in fair value of mortgage servicing rights, net of hedging	(3,069)	(4,411)	(4,490)	(4,336)	(3,041)
Total mortgage banking income	$12,426	$10,586	$11,553	$11,910	$12,585
Mortgage sale margin(a)	2.51%	2.71%	2.84%	2.84%	2.65%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	14

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended
Adjusted net income	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Income before income taxes	$48,832	$50,120	$11,394	$50,906	$34,250
Less gain (loss) from securities, net	16	—	(40,165)	—	(16,213)
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(625)	(2,162)	(289)	(281)	565
Less cash life insurance benefit	—	—	—	2,057	—
Plus early retirement and severance costs	—	463	—	1,015	—
Plus FDIC special assessment	—	—	—	—	500
Plus merger and integration costs	401	—	—	—	—
Adjusted pre-tax net income	49,842	52,745	51,848	50,145	50,398
Income tax expense, adjusted for items above	9,734	12,910	11,716	10,721	10,508
Adjusted net income	$40,108	$39,835	$40,132	$39,424	$39,890
Weighted average common share outstanding - fully diluted	47,024,211	46,862,935	46,803,330	46,845,143	46,998,873
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.84	$0.81	$0.22	$0.85	$0.59
Adjusted diluted earnings per common share	$0.85	$0.85	$0.86	$0.84	$0.85

FB Financial Corporation	15

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended
Adjusted pre-tax pre-provision net revenue	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Income before income taxes	$48,832	$50,120	$11,394	$50,906	$34,250
Plus provisions for credit losses	2,292	7,084	1,914	2,224	782
Pre-tax pre-provision net revenue	51,124	57,204	13,308	53,130	35,032
Less gain (loss) from securities, net	16	—	(40,165)	—	(16,213)
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(625)	(2,162)	(289)	(281)	565
Less cash life insurance benefit	—	—	—	2,057	—
Plus early retirement and severance costs	—	463	—	1,015	—
Plus FDIC special assessment	—	—	—	—	500
Plus merger and integration costs	401	—	—	—	—
Adjusted pre-tax pre-provision net revenue	$52,134	$59,829	$53,762	$52,369	$51,180

	Three Months Ended
Adjusted tangible net income	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Income before income taxes	$48,832	$50,120	$11,394	$50,906	$34,250
Plus amortization of core deposit and other intangibles	656	687	719	752	789
Less gain (loss) from securities, net	16	—	(40,165)	—	(16,213)
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(625)	(2,162)	(289)	(281)	565
Less cash life insurance benefit	—	—	—	2,057	—
Plus early retirement and severance costs	—	463	—	1,015	—
Plus FDIC special assessment	—	—	—	—	500
Plus merger and integration costs	401	—	—	—	—
Less income tax expense, adjusted for items above	9,905	13,089	11,904	10,917	10,714
Adjusted tangible net income	$40,593	$40,343	$40,663	$39,980	$40,473

FB Financial Corporation	16

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
Core efficiency ratio (tax-equivalent basis)	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Total noninterest expense	$79,549	$73,174	$76,212	$75,093	$72,420
Less early retirement and severance costs	—	463	—	1,015	—
Less FDIC special assessment	—	—	—	—	500
Less merger and integration costs	401	—	—	—	—
Core noninterest expense	$79,148	$72,711	$76,212	$74,078	$71,920
Net interest income	$107,641	$108,381	$106,017	$102,615	$99,490
Net interest income (tax-equivalent basis)	108,427	109,004	106,634	103,254	100,199
Total noninterest income (loss)	23,032	21,997	(16,497)	25,608	7,962
Less gain (loss) from securities, net	16	—	(40,165)	—	(16,213)
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(625)	(2,162)	(289)	(281)	565
Less cash life insurance benefit	—	—	—	2,057	—
Core noninterest income	23,641	24,159	23,957	23,832	23,610
Total revenue	$130,673	$130,378	$89,520	$128,223	$107,452
Core revenue (tax-equivalent basis)	$132,068	$133,163	$130,591	$127,086	$123,809
Efficiency ratio	60.9%	56.1%	85.1%	58.6%	67.4%
Core efficiency ratio (tax-equivalent basis)	59.9%	54.6%	58.4%	58.3%	58.1%

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
Banking segment core efficiency ratio (tax-equivalent)	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Banking segment noninterest expense	$66,909	$61,113	$63,285	$62,329	$60,344
Less early retirement and severance costs	—	463	—	1,015	—
Less FDIC special assessment	—	—	—	—	500
Less merger and integration costs	401	—	—	—	—
Banking segment core noninterest expense	$66,508	$60,650	$63,285	$61,314	$59,844
Banking segment net interest income	$105,759	$106,793	$104,335	$101,193	$98,462
Banking segment net interest income (tax-equivalent basis)	106,545	107,416	104,952	101,832	99,171
Banking segment noninterest income (loss)	10,660	11,311	(28,370)	13,477	(4,794)
Less gain (loss) from securities, net	16	—	(40,165)	—	(16,213)
Less cash life insurance benefit	—	—	—	2,057	—
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(497)	(2,162)	(299)	(398)	509
Banking segment core noninterest income	11,141	13,473	12,094	11,818	10,910
Banking segment total revenue	$116,419	$118,104	$75,965	$114,670	$93,668
Banking segment total core revenue (tax-equivalent basis)	$117,686	$120,889	$117,046	$113,650	$110,081
Banking segment efficiency ratio	57.5%	51.7%	83.3%	54.4%	64.4%
Banking segment core efficiency ratio (tax-equivalent basis)	56.5%	50.2%	54.1%	53.9%	54.4%

	Three Months Ended
Mortgage segment core efficiency ratio (tax-equivalent)	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Mortgage segment noninterest expense	$12,640	$12,131	$13,094	$12,910	$12,225
Mortgage segment core noninterest expense	$12,640	$12,131	$13,094	$12,910	$12,225
Mortgage segment net interest income	$1,882	$1,588	$1,682	$1,422	$1,028
Mortgage segment noninterest income	12,372	10,686	11,873	12,131	12,756
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(128)	—	10	117	56
Mortgage segment core noninterest income	12,500	10,686	11,863	12,014	12,700
Mortgage segment total revenue	$14,254	$12,274	$13,555	$13,553	$13,784
Mortgage segment core total revenue	$14,382	$12,274	$13,545	$13,436	$13,728
Mortgage segment efficiency ratio	88.7%	98.8%	96.6%	95.3%	88.7%
Mortgage segment core efficiency ratio (tax-equivalent basis)	87.9%	98.8%	96.7%	96.1%	89.1%

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Tangible assets
Total assets	$13,136,449	$13,157,482	$12,920,222	$12,535,169	$12,548,320
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	5,106	5,762	6,449	7,168	7,920
Tangible assets	$12,888,782	$12,909,159	$12,671,212	$12,285,440	$12,297,839
Tangible common equity
Total common shareholders’ equity	$1,601,962	$1,567,538	$1,562,329	$1,500,502	$1,479,526
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	5,106	5,762	6,449	7,168	7,920
Tangible common equity	$1,354,295	$1,319,215	$1,313,319	$1,250,773	$1,229,045
Common shares outstanding	46,514,547	46,663,120	46,658,019	46,642,958	46,897,378
Book value per common share	$34.44	$33.59	$33.48	$32.17	$31.55
Tangible book value per common share	$29.12	$28.27	$28.15	$26.82	$26.21
Total common shareholders’ equity to total assets	12.2%	11.9%	12.1%	12.0%	11.8%
Tangible common equity to tangible assets	10.5%	10.2%	10.4%	10.2%	9.99%
On-balance sheet liquidity:
Cash and cash equivalents	$794,706	$1,042,488	$951,750	$800,902	$870,730
Unpledged securities	703,117	600,965	510,538	612,756	514,724
Total on-balance sheet liquidity	$1,497,823	$1,643,453	$1,462,288	$1,413,658	$1,385,454
On-balance sheet liquidity as a percentage of total assets	11.4%	12.5%	11.3%	11.3%	11.0%
On-balance sheet liquidity as a percentage of total tangible assets	11.6%	12.7%	11.5%	11.5%	11.3%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
Adjusted return on average tangible common equity and related measures	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Average common shareholders’ equity	$1,583,958	$1,564,503	$1,523,597	$1,473,281	$1,460,736
Less average goodwill	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	5,426	6,107	6,795	7,525	8,299
Average tangible common equity	$1,335,971	$1,315,835	$1,274,241	$1,223,195	$1,209,876
Net income	$39,361	$37,886	$10,220	$39,979	$27,950
Return on average common equity	10.1%	9.63%	2.67%	10.9%	7.70%
Return on average tangible common equity	11.9%	11.5%	3.19%	13.1%	9.29%
Adjusted tangible net income	$40,593	$40,343	$40,663	$39,980	$40,473
Adjusted return on average tangible common equity	12.3%	12.2%	12.7%	13.1%	13.5%

	Three Months Ended
Adjusted return on average assets, common equity and related measures	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Mar 2024
Net income	$39,361	$37,886	$10,220	$39,979	$27,950
Average assets	13,206,969	13,194,195	12,741,950	12,371,444	12,590,079
Average common equity	1,583,958	1,564,503	1,523,597	1,473,281	1,460,736
Return on average assets	1.21%	1.14%	0.32%	1.30%	0.89%
Return on average common equity	10.1%	9.63%	2.67%	10.9%	7.70%
Adjusted net income	$40,108	$39,835	$40,132	$39,424	$39,890
Adjusted return on average assets	1.23%	1.20%	1.25%	1.28%	1.27%
Adjusted return on average common equity	10.3%	10.1%	10.5%	10.8%	11.0%
Adjusted pre-tax pre-provision net income	$52,134	$59,829	$53,762	$52,369	$51,180
Adjusted pre-tax pre-provision return on average assets	1.60%	1.80%	1.68%	1.70%	1.63%

FB Financial Corporation	20